SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 8, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Release, dated June 8, 2004, issued by Entergy Corporation.

Item 9. #9; Regulation FD Disclosure.

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

On June 8, 2004, Entergy Corporation issued a release to certain investors, which is attached as an exhibit hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Robert D. Sloan
Robert D. Sloan
Senior Vice President and
General Counsel

Dated: June 8, 2004